UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 17, 2020

                              ADVANTEGO CORPORATION
                (Name of registrant as specified in its charter)

     Colorado                    0-23726                 84-1116515
---------------------     ---------------------     -------------------------
State of Incorporation    Commission File Number        IRS Employer
                                                      Identification No.

                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                     Address of principal executive offices

                                  949-627-8977
                      Telephone number, including Area code

Former name or former address if changed since last report

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class  Trading Symbol(s) Name of Each Exchange on Which Registered
-------------------  ----------------- -----------------------------------------
        None                  N/A                        N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On January 17, 2020 John J. Carvelli and James Mason resigned as officers and directors of the Company.

      The resignations of Mr. Carvelli and Mr. Mason were not the result of any disagreement on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 21, 2020                 ADVANTEGO CORPORATION



                                       By: /s/ Robert W. Ferguson
                                          ------------------------------
                                          Robert W. Ferguson
                                          Chief Executive Officer